Exhibit 99.8
POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENTS, each of the undersigned hereby constitutes and appoints (i) Richard H. Siegel and (ii) Jorge L. Freeland and Nicholas D. Burnett, each of the law firm of White & Case LLP, signing singly, such undersigned’s true and lawful attorney-in-fact to: (i) execute for and on behalf of such undersigned, in such undersigned’s capacity as a beneficial owner of shares of Common Stock of Coachmen Industries, Inc., an Indiana corporation (the “Company”), any Schedule 13D or Schedule 13G, and any amendments, supplements or exhibits thereto (including any joint filing agreements) required to be filed by the undersigned under Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), and any Forms 3, 4, and 5 and any amendments, supplements or exhibits thereto required to be filed by such undersigned under Section 16(a) of the Exchange Act; (ii) do and perform any and all acts for and on behalf of such undersigned which may be necessary or desirable to complete and execute any such Schedule 13D, Schedule 13G, Form 3, 4, or 5 and timely file such forms with the United States Securities and Exchange Commission and any stock exchange in which the Common Stock of the Company is listed on or approved for quotation in, if any; and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of such undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.
     Each of the undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. Each of the undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of such undersigned, are not assuming, nor is the Company assuming, any of such undersigned’s responsibilities to comply with Section 13 and Section 16 of the Exchange Act.
     This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file reports or schedules under Section 13 or Section 16 of the Exchange Act with respect to any holdings of and transactions in securities issued by the Company by any of the undersigned, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 5th day of November, 2009.

H.I.G. ALL AMERICAN, LLC

By:	H.I.G. Capital Partners IV, L.P.
Its:	Sole Member

By:	H.I.G. Advisors IV, L.L.C.
Its:	General Partner

By:	H.I.G.-GPII, Inc.
Its:	Manager

By:	/s/ Richard H. Siegel

Name:	Richard H. Siegel
Its:	Vice President and General Counsel

H.I.G. CAPITAL PARTNERS IV, L.P.

By:	H.I.G. Advisors IV, L.L.C.
Its:	General Partner

By:	H.I.G.-GPII, Inc.
Its:	Manager

By:	/s/ Richard H. Siegel

Name:	Richard H. Siegel
Its:	Vice President and General Counsel

H.I.G. ADVISORS IV, L.L.C.

By:	H.I.G.-GPII, Inc.
Its:	Manager

By:	/s/ Richard H. Siegel

Name:	Richard H. Siegel
Its:	Vice President and General Counsel

H.I.G.-GPII, INC.

By:	/s/ Richard H. Siegel

Name:	Richard H. Siegel
Its:	Vice President and General Counsel

/s/ Sami W. Mnaymneh

Sami W. Mnaymneh

/s/ Anthony A. Tamer

Anthony A. Tamer